As filed with the Securities and Exchange Commission on September 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

3600 Minnesota Drive, Suite 70, Edina, MN 55435

(Address of principal executive offices) (Zip code)

Andrew Wyatt

Cornerstone Capital Management, Inc.

3600 Minnesota Drive, Suite 70

Edina, MN 55435
(Name and address of agent for service)

(952) 229-8100

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

Keystone Mutual Funds Annual Report

June 30, 2012

KLGAX
KLGIX

www.keystonefunds.com

Keystone Mutual Funds Annual Report

Message to Shareholders

Keystone Large Cap Growth Fund

Investment Objective: long-term growth of capital

How did the fund perform for the one year period ended June 30, 2012?

The Keystone Large Cap Growth Fund (the “fund”), Class A shares, returned 0.72% for the twelve months ending June 30, 2012. By comparison, the fund’s primary benchmark, the Russell 1000 Growth Index*, returned 5.76% for the same period. By comparison, the S&P 500 Index*, returned 5.45% for the same period

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

How did market conditions affect stock market performance during this period?

The twelve months that ended June 30, 2012, similar to the prior year, was a year that was dominated by macroeconomic concerns. The first quarter of the fiscal year, which was the third quarter of calendar year (CY) 2011, saw equities sell off as a result of the downgrade of the US credit rating and fears of European and global economic slowdown. The quarter was “risk off”. The last quarter of CY2011 was “risk on” as fears of economic slowdown faded and the equity markets recovered significantly. This sentiment continued into the first quarter of CY2012 as the US economy showed continued signs of expansion. Unfortunately, the second quarter of CY2012 brought renewed concerns of European economic and monetary stability, US and Chinese economic growth, and the pending US “fiscal cliff”.

What worked for the fund and why?

The three sectors whose companies were the biggest contributors to the fund’s results over the last 12 months were: Energy, Healthcare and Consumer Staples. Energy performed well largely as a result of our investments in PetroHawk Energy, which was acquired by BHP Billiton Ltd. in July of 2011, and Cobalt International Energy, whose discovery of oil in the Qwanza Basin, offshore Angola, may be one of the largest in recent history. Healthcare and Consumer Staples performed well largely due to the defensive nature of the sectors during a period that was generally risk averse.

What did not work for the fund and why?

Sectors and stocks that are dependent upon economic growth generally hurt the portfolio during this time period. The three sectors whose companies were the largest detractors to performance were: Industrials, Financials and Information Technology. All three have earnings that generally require positive economic growth and as a result the global economic fears caused these “cyclical” stocks to come under pressure. We were early in adding to these stocks since we believed that the economic expansion would be stronger than it has been.

What strategic moves were made by the fund and why?

We believe that the combination of global monetary policy, which has resulted in historically low interest rates, combined with the attractive current valuation of many equities makes the stock market a compelling investment at this time. As a result, we have over-weighted cyclical stocks and under-weighted consumer staples and other defensive stocks. In the short-run we have been early in this move. If the macro concerns we cited above are resolved, cyclical stocks, such as the ones we own, should out-perform.

Keystone Mutual Funds Annual Report

What is our outlook?

We maintain a constructive attitude towards economic growth driven by 1) cyclical forces in the housing, auto, and aerospace industries which are trending higher, 2) historically low interest rates, and 3) expansive monetary policy in the US and Europe. We are mindful of the economic conditions in Europe and China. We are aware that the US economy will face significant headwinds in 2013 due to tax increases and program cuts without some major legislative action. Due to the positive economic forces described above, record levels of cash and cash flow (which is losing purchasing power with each passing day), and valuation levels which are still not demanding, we have a constructive bias on equities and commodities. Any clarity in the months leading up to this fall’s election with regard to a smaller (and more sustainable) role for government would likely be warmly received by the market.

Past performance does not guarantee future results

Mutual fund investing involves risk; principal loss is possible. The Fund concentrates its investments in a limited number of companies, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Keystone Large Cap Growth Fund is distributed by Quasar Distributors, LLC.

Keystone Mutual Funds Annual Report

Keystone Large Cap Growth Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns
June 30, 2012

	1 Year	5 Year	Since Inception	Inception Date
Class A	0.72%	2.08%	5.28%	8/7/06
Russell 1000 Growth Index*	5.76%	2.87%	5.89%	8/7/06
S&P 500 Index*	5.45%	0.22%	3.31%	8/7/06
Class I	1.02%	n/a	12.76%	11/2/09
Russell 1000 Growth Index*	5.76%	n/a	14.49%	11/2/09
S&P 500 Index*	5.45%	n/a	12.92%	11/2/09
*	Index returns do not reflect deductions for fees, expenses, or taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling (866) 596-3863 or visiting www.keystonefunds.com.

At various times, the Fund's Adviser waived its management fees and/or reimbursed Fund expenses. Had the Adviser not done so, the Fund's total return would have been lower. At various times, the Fund's Adviser recouped previous waived management fees. Had the Adviser not done so, the Fund's total return would have been higher.

Keystone Mutual Funds Annual Report

	Ticker Symbols	June 30, 2012 Net Asset Values
Class A	KLGAX	$29.41
Class I	KLGIX	$29.63

Top 10 Holdings June 30, 2012
Rank	Ticker	Security Name	Percentage of Net Assets
1	AAPL	Apple Computer, Inc.	10.02%
2	QCOM	Qualcomm, Inc.	4.74%
3	DEO	Diageo PLC ADR	3.95%
4	CIE	Cobalt International Energy, Inc.	3.51%
5	BTI	British American Tobacco PLC ADR	3.40%
6	JCI	Johnson Controls, Inc.	3.20%
7	BIDU	Baidu, Inc. ADR	3.19%
8	FLR	Fluor Corp.	3.13%
9	VFC	VF Corporation	2.79%
10	MOS	Mosaic Company	2.72%

Keystone Mutual Funds Annual Report

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (1/1/2012)	Ending Account Value (6/30/2012)	Expenses Paid During Period[1] (1/1/2012 to 6/30/2012)	Annualized Expense Ratio
Class A Actual	$1,000.00	$1,096.20	$6.98	1.34%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.72	1.34%
Class I Actual	$1,000.00	$1,097.90	$5.74	1.10%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent half-year)/366 days (to reflect the one-half year period).

Keystone Mutual Funds Annual Report

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets1)

1	Total Net Assets on June 30, 2012 were $324,815,669.

Keystone Mutual Funds Annual Report

Keystone Mutual Funds

Schedule of Investments

Keystone Large Cap Growth Fund

June 30, 2012

Security Description	Shares	Fair Value
COMMON STOCKS – 96.4%
Consumer Merchandising – 11.9%
Apollo Group, Inc. *	222,627	$8,056,871
Burberry Group PLC ADR	121,213	5,048,521
CBS Corporation	50,192	1,645,294
Coach, Inc.	75,549	4,418,106
Dicks Sporting Goods	50,600	2,428,800
Tiffany & Co., Inc.	28,396	1,503,568
VF Corporation	67,865	9,056,584
Walt Disney Co.	131,864	6,395,404
		38,553,148
Consumer Staples – 9.4%
British American Tobacco PLC ADR	108,238	11,053,265
Diageo PLC ADR	124,466	12,828,711
Dollar General Corporation *	120,351	6,545,891
		30,427,867
Energy – 9.4%
Anadarko Petroleum Corporation	65,355	4,326,501
Cobalt International Energy, Inc. *	485,334	11,405,349
Hess Corporation	96,465	4,191,404
Schlumberger Ltd. ˆ	97,406	6,322,623
Weatherford International, Ltd. * ˆ	340,474	4,300,187
		30,546,064
Financial Institutions – 1.5%
Goldman Sachs Group, Inc.	51,716	4,957,496

Health Care Products – 10.7%
Celgene Corp. *	97,066	6,227,755
Gilead Sciences, Inc. *	142,228	7,293,452
Hologic, Inc. *	265,313	4,786,247
Illumina, Inc. *	109,963	4,441,406
Johnson & Johnson	47,986	3,241,934
NuVasive, Inc. *	77,981	1,977,598
WellPoint, Inc.	105,026	6,699,609
		34,668,001

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Security Description	Shares	Fair Value
Industrials – 13.8%
CSX Corporation	346,839	$7,755,320
Fluor Corp.	205,827	10,155,504
Johnson Controls, Inc.	375,036	10,392,248
Joy Global, Inc.	134,656	7,639,035
Rockwell Automation, Inc.	92,024	6,079,105
Textron Inc.	121,250	3,015,487
		45,036,699
Materials – 4.9%
Freeport-McMoRan Copper & Gold, Inc.	206,768	7,044,586
Mosaic Company	161,549	8,846,423
		15,891,009
Technology Services – 23.7%
Acme Packet, Inc. *	278,822	5,200,030
Baidu, Inc. ADR *	90,011	10,349,465
eBay Inc. *	144,906	6,087,501
Facebook Inc. *	71,409	2,222,248
Google, Inc. *	15,244	8,842,587
NetApp, Inc. *	61,570	1,959,157
Opentable, Inc. *	136,209	6,130,767
Qualcomm, Inc.	276,282	15,383,382
Texas Instruments, Inc.	154,977	4,446,290
The Western Union Company	496,647	8,363,535
Visa, Inc.	64,725	8,001,952
		76,986,914
Technology Software – 11.1%
Apple Computer, Inc. *	55,751	32,558,584
Citrix Systems, Inc. *	42,580	3,574,165
		36,132,749
TOTAL COMMON STOCKS (Cost $292,909,570)		313,199,947
MUTUAL FUND INVESTMENTS – 3.9%
Invesco STIC Prime Portfolio	12,649,686	12,649,686
TOTAL MUTUAL FUND INVESTMENTS (Cost $12,649,686)		12,649,686
Total Investments (Cost $305,559,256) – 100.3%		325,849,633
Liabilities in Excess of Other Assets – (0.3)%		(1,033,964)
TOTAL NET ASSETS – 100.0%		$324,815,669

ADR American Depository Receipt

*	Non Income Producing Security
ˆ	Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Keystone Mutual Funds

Statement of Assets & Liabilities

Keystone Large Cap Growth Fund

June 30, 2012
ASSETS
Investments, at cost	$305,559,256
Investments, at fair value	$325,849,633
Dividends and interest receivable	152,800
Receivable for Fund shares sold	1,259,526
Prepaid expenses	47,683
Total Assets	327,309,642
LIABILITIES
Payable for investments purchased	1,724,214
Payable for Fund shares redeemed	278,867
Investment advisory fees payable	174,335
Administration fee payable	47,455
Rule 12b-1 fees payable	24,582
Accrued expenses and other liabilities	244,520
Total Liabilities	2,493,973
Net Assets	$324,815,669
NET ASSETS CONSIST OF:
Paid in capital	$289,637,709
Accumulated net realized gain on investments	14,887,583
Net unrealized appreciation on investments	20,290,377
Net Assets	$324,815,669
CLASS A SHARES (unlimited shares authorized, no par value)
Net assets	$35,679,649
Shares issued and outstanding	1,213,257
Net asset value, redemption price and minimum offering price per share	$29.41
CLASS I SHARES (unlimited shares authorized, no par value)
Net assets	$289,136,020
Shares issued and outstanding	9,756,920
Net asset value, redemption price and offering price per share	$29.63

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Keystone Mutual Funds

Statement of Operations

Keystone Large Cap Growth Fund

For the Year Ended June 30, 2012
INVESTMENT INCOME
Dividend income	$3,266,804
Interest income	7,460
Other income	435
Total Investment Income	3,274,699
EXPENSES
Investment advisory fees (Note 3)	2,067,069
Transfer agent fees and expenses	402,596
Administration fees	261,527
Printing and postage expenses	87,340
Legal fees	82,124
Registration fees	79,806
Portfolio accounting fees	67,965
Trustees' fees and expenses	60,000
Insurance fees	37,606
Custody fees	35,163
Audit and tax fees	34,230
Compliance fees	16,223
12b-1 shareholder servicing fees - Class A	268,275
Other	569
Total Expenses	3,500,493
Net Investment Loss	(225,794)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	21,596,363
Net change in unrealized depreciation on investments	(19,331,846)
Net Realized and Unrealized Gain on Investments	2,264,517
Change in Net Assets Resulting from Operations	$2,038,723

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Keystone Mutual Funds

Statement of Changes in Net Assets

Keystone Large Cap Growth Fund

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
OPERATIONS
Net investment loss	$(225,794)	$(1,496,632)
Net realized gain on investments	21,596,363	32,551,392
Net change in unrealized appreciation (depreciation) on investments	(19,331,846)	54,785,008
Change in Net Assets Resulting from Operations	2,038,723	85,839,768
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
Distributions from net realized gain on investments	(7,283,246)	—
DISTRIBUTIONS TO CLASS I SHAREHOLDERS
Distributions from net realized gain on investments	(6,166,482)	—
Change in Net Assets from Distributions to Shareholders	(13,449,728)	—
CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from shareholder subscriptions	236,561,174	212,541,645
Dividend reinvestments	12,537,211	—
Payments for redemptions	(211,414,962)	(179,395,684)
Change in Net Assets from Capital Share Transactions	37,683,423	33,145,961
Change in Net Assets	26,272,418	118,985,729
Net Assets, Beginning of Period	298,543,251	179,557,522
Net Assets, End of Period	$324,815,669	$298,543,251
Accumulated Net Investment Income	$—	$—

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class A

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$30.71	$21.10	$20.24	$26.43	$30.30
Net investment loss (1)	(0.07)	(0.18)	(0.12)	(0.06)	(0.16)
Net realized and unrealized gain (loss) on investments	0.16	9.79	0.98	(6.13)	(1.12)
Total from Investment Operations	0.09	9.61	0.86	(6.19)	(1.28)
Distributions from net realized gain	(1.39)	—	—	—	(2.53)
Distributions from return of capital	—	—	—	—	(0.06)
Total Distributions	(1.39)	—	—	—	(2.59)
Net Asset Value, End of Period	$29.41	$30.71	$21.10	$20.24	$26.43
Total return	0.72%	45.55%	4.25%	(23.42)%	(5.29)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$35,679,649	$155,583,247	$171,329,686	$106,119,082	$120,413,870
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.34%	1.33%	1.39%	1.54%	1.64%
After expense waivers and reimbursements	1.34%	1.40%	1.48%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.24)%	(0.58)%	(0.42)%	(0.37)%	(0.68)%
After expense waivers and reimbursements	(0.24)%	(0.65)%	(0.51)%	(0.33)%	(0.54)%
Portfolio turnover rate (2)	114%	120%	132%	192%	142%
(1)	Calculated using average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class I

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010 (1)
Net Asset Value, Beginning of Period	$30.84	$21.14	$22.64
Net investment loss (2)	0.00 (6)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	0.18	9.81	(1.46)
Total from Investment Operations	0.18	9.70	(1.50)
Distributions from net realized gain	(1.39)	—	—
Total Distributions	(1.39)	—	—
Net Asset Value, End of Period	$29.63	$30.84	$21.14
Total return	1.02%	45.88%	(6.63	)%(3)
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$289,136,020	$142,960,004	$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.10%	1.10%	1.12	%(4)
After expense waivers and reimbursements	1.10%	1.14%	1.20	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.01%	(0.34)%	(0.18	)%(4)
After expense waivers and reimbursements	0.01%	(0.38)%	(0.26	)%(4)
Portfolio turnover rate (5)	114%	120%	132	%(4)
(1)	Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Less than $0.01.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Annual Report

Notes to Financial Statements

June 30, 2012

1. ORGANIZATION

The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class I. Class A and Class I shares have no sales charge.

At its quarterly board meeting held on August 19, 2010, the Board of Trustees approved the suspension of sales of Class C shares of the Fund effective September 10, 2010 and the subsequent redesignation of the Class C shares of the Fund to Class A shares of the Fund effective on or about October 30, 2010. The transfer of Class C shares into Class A shares was effective as of the close of business on October 29, 2010.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

a) Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s advisor, Cornerstone Capital Management, Inc. (the “Advisor”). Mutual funds are valued at Net Asset Value (NAV) close. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board”). If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted

Keystone Mutual Funds Annual Report

specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the year ended June 30, 2012, the Fund held no fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities (or other investments). Care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Keystone Mutual Funds Annual Report

As of June 30, 2012, the Fund’s investments were classified as follows:

	Fair Value Measurements as of June 30, 2012 Using
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities Common Stocks	$313,199,947	(a)	$—	$—	$313,199,947
Total Equity Securities	313,199,947		—	—	313,199,947
Other
Mutual Fund Investments	12,649,686	(b)	—	—	12,649,686
Total Other	12,649,686		—	—	12,649,686
Total	$325,849,633		$—	$—	$325,849,633
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at June 30, 2012.

During the year ended June 30, 2012, there were no transfers between Level 1 and Level 2. There were no Level 3 investments held during the year ended June 30, 2012.

b) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2012:

Cost of investments	$306,999,652
Gross unrealized appreciation	$48,284,917
Gross unrealized depreciation	(29,434,936)
Net unrealized appreciation (depreciation)	18,849,981
Undistributed investment income	8,044,735
Undistributed long-term gains	8,283,244
Distributable earnings	16,327,979
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$35,177,960

Keystone Mutual Funds Annual Report

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended June 30, 2012, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Fund's U.S. tax returns filed for the fiscal years from 2009-2012. No examinations are in progress or anticipated at this time.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

c) Distributions to Shareholders

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. Distributions from net realized gains for book purposes may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund.

Keystone Mutual Funds Annual Report

The tax character of distributions paid during the year ended June 30, 2012, was:

	Ordinary Income*	Return of Capital	Long-Term Capital Gains**
Year ended June 30, 2012	$2,354,099	$—	$11,095,629

*Amount includes net investment income and short-term capital gains.

**The Fund designates these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

d) Expenses

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Fund are allocated among classes on the basis of each class’ relative net assets. Fees paid under the Fund’s Rule 12b-1 plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

f) Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the total amount of net assets or net asset value per share. The adjustments are due to certain permanent book and tax differences related to net operating loss.

	Paid in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Year ended June 30, 2012	$—	$(225,794)	$225,794

g) Security Transactions and Investment Income

For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions using the specific identification method.

Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Keystone Mutual Funds Annual Report

h) Derivative Financial Instruments

The Fund may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. During the year ended June 30, 2012, the Fund did not write or invest in option contracts.

i) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The amendments were effective for the Fund beginning in the third quarter of fiscal 2012. During the year ended June 30, 2012, the Fund did not have any transfers between Level 1 and Level 2, and did not hold any Level 3 investments. Therefore, management has concluded that the adoption of the new requirements in ASU 2011-04 did not have a material impact on the Fund’s financial position or results of operations.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES

The Fund has entered into an investment advisory agreement with the Advisor under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries. The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

Keystone Mutual Funds Annual Report

Effective March 1, 2010, the Advisor has contractually limited total expenses to 1.45% of average daily net assets for Class A shareholders and 1.20% of average daily net assets for Class I. Such limitation is in effect through October 31, 2013. The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2013. Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses. The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses. Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval. For the year ended June 30, 2012, all available reimbursed expenses had previously been received by the Advisor.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% of average daily net assets. For the year ended June 30, 2012, 12b-1 distribution expenses of $268,275 were accrued by Class A shares. The fees are paid to Quasar for distribution related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s independent trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were no sales charges retained from the sale of Class A and Class I shares for the year ended June 30, 2012. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

Keystone Mutual Funds Annual Report

4. CAPITAL SHARE TRANSACTIONS

The Fund’s capital share transactions were as follows:

The Keystone Large Cap Growth Fund – Class A Shares

	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011
	Amount	Shares	Amount	Shares
Shares sold	$41,680,725	1,457,364	$72,602,195	2,680,379
Shares transferred to Class I	—	—	(97,515,457)	(3,305,609)
Shares transferred from Class C (1)	—	—	751,738	28,758
Shares reinvested	6,496,042	242,119	—	—
Shares redeemed	(167,504,131)	(5,552,218)	(67,103,094)	(2,457,022)
Net Decrease	$(119,327,364)	(3,852,735)	$(91,264,618)	(3,053,494)
The Keystone Large Cap Growth Fund – Class C Shares

	For the Period From July 1, 2010 through October 29, 2010
	Amount	Shares
Shares sold	$27,790	1,223
Shares transferred to Class A (1)	(751,738)	(29,581)
Shares redeemed	(132,834)	(6,136)
Net Decrease	$(856,782)	(34,494)
The Keystone Large Cap Growth Fund – Class I Shares

	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011
	Amount	Shares	Amount	Shares
Shares sold	$194,880,449	6,403,637	$41,644,465	1,447,280
Shares transferred from Class A	—	—	97,515,457	3,294,441
Shares reinvested	6,041,169	223,913	—	—
Shares redeemed	(43,910,831)	(1,505,766)	(13,892,561)	(462,271)
Net Increase	$157,010,787	5,121,784	$125,267,361	4,279,450
(1)	Class C shares transferred into Class A shares as of the close of business on October 29, 2010.

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities. There were no in-kind transfers during the years ended June 30, 2011 or 2012.

Keystone Mutual Funds Annual Report

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 2012, were $349,512,334 and $329,089,976, respectively. There were no purchases and sales of U.S. government securities for the Fund during this period.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

The Fund has adopted standards which establish general standards of accounting and for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

Keystone Mutual Funds Annual Report

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders of
Keystone Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Large Cap Growth Fund (the Fund), including the schedule of investments, as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the statements of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform and audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Large Cap Growth Fund at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
August 27, 2012

Keystone Mutual Funds Annual Report

Additional Information (Unaudited)

1. TRUSTEE AND OFFICER COMPENSATION

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended June 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $60,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (866) 596-3863.

2. PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2012 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

3. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

4. HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-596-FUND to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

5. TAX INFORMATION

The Fund designates 78.81% of its ordinary income distribution for the year ended June 30, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Keystone Mutual Funds Annual Report

For the year ended June 30, 2012, 72.60% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Keystone Mutual Funds Annual Report

Board Approval of Advisory Contract and Fees

The Fund’s Board of Trustees, including a majority of the independent trustees, has the responsibility to approve the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cornerstone Capital Management, Inc. (“Cornerstone”). Each year the Board of Trustees votes on the renewal of the Fund’s Investment Advisory Agreement pursuant to which Cornerstone acts as investment adviser of the Fund. The Board unanimously approved the renewal of the Fund’s Investment Advisory Agreement at a Board meeting on May 24, 2012.

The Fund’s Board of Trustees receives a wide variety of materials and information throughout the year about the Fund’s investment performance, adherence to its stated investment objective and strategies, expenses, sales and redemptions, regulatory compliance, and management. The trustees meet quarterly with the Fund’s portfolio manager and with Cornerstone analysts and its trader at various Board meetings throughout the year. The trustees also receive frequent updates on industry developments and best practices.

At the May 2012 Board meeting, the trustees also evaluated other information, including written descriptions of Cornerstone’s organization and current staffing, its risk management approach, written and oral reports on Cornerstone’s fee schedules, a profitability analysis, information concerning the comparison of mutual fund and institutional advisory accounts, a report on brokerage allocation practices and related soft dollar arrangements, a copy of Cornerstone’s Form ADV Part 2A, Cornerstone’s business continuity plan, assurances that all disclosures relating to each Class and Cornerstone in the Fund’s registration statement and other reports are complete and accurate, and assurances that the Fund and Cornerstone are operating in compliance with applicable law. The trustees reviewed the terms of the Investment Advisory Agreement and a memorandum from Fund counsel outlining their legal duties and responsibilities as trustees in connection with this annual review. The trustees also reviewed such duties and responsibilities in executive session with Fund counsel without Cornerstone representatives present.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors. The trustees evaluated all information available to them.

The material factors and conclusions that formed the basis for the trustees’ continuation of the Investment Advisory Agreement (including the appropriateness of the advisory fees payable thereunder) were discussed by the trustees. The trustees determined that the overall arrangements between the Fund and Cornerstone are fair and reasonable in light of the services performed,

Keystone Mutual Funds Annual Report

expenses incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

Management Fee and Other Expenses

In preparation for the Board meeting, the trustees evaluated extensive materials, including a report prepared by the Fund’s administrator containing comparisons of the Fund’s total expenses, advisory fees, accounting fees, custodian fees, transfer agent fees, administration fees, and 12b-1fees, with industry data from Lipper, Incorporated (“Lipper”). The fund administrator used Lipper data concerning the category “Large Cap Growth Funds” with from 0-$500 million in assets to identify comparable funds for comparison purposes (the “Peer Group”). Cornerstone was not involved in the selection of the Peer Group. The Lipper information indicated that the Fund’s advisory fee was lower than the Peer Group’s median and average advisory fees and placed it in Lipper’s 2nd Quartile. The Lipper information also indicated, with respect to Class A and Class I shares, that total expenses were slightly higher than peer group averages. The trustees also noted Cornerstone’s continued renewal of the expense limitation agreement pursuant to which Cornerstone reimburses Fund expenses or waives its advisory fee.

The trustees evaluated the advisory fees charged by Cornerstone for advisory clients other than the Fund. The standard client advisory fee for institutional investment management clients begins at .85% of assets under management and has breakpoints at higher asset levels. Cornerstone also provided information regarding other advisory fees that certain institutional investment management clients (including for subadvisory services) have negotiated separately with Cornerstone that are lower than the Fund’s advisory fee. The Fund’s advisory fee is .70% of assets and contains no breakpoints. This results in a higher advisory fee than is charged certain other clients. The trustees noted, however, that many additional services are provided (and costs are incurred) by Cornerstone in managing the Fund. For example, Cornerstone provides the Fund with office space, facilities, equipment, administrative and other services (exclusive of, and in addition to, any such services provided by other service providers to the Fund), and executive and other personnel as are necessary for its operations, including the Fund’s president, treasurer, and chief compliance officer. Cornerstone also coordinates the Fund’s external vendors and pays all of the compensation of those Cornerstone employees who also serve as officers and employees of the Fund. The trustees believe that the additional services provided to the Fund justify higher fees than those paid by non-Fund clients of Cornerstone.

Costs of Services Provided and Profitability to Cornerstone

At the Board meetings, the trustees received and evaluated a report on Cornerstone’s profitability in managing the Fund. This included information concerning Cornerstone’s significantly increased out of pocket expenses incurred

Keystone Mutual Funds Annual Report

in connection with managing the Fund, as well as the allocated internal expenses related to managing the Fund. The trustees also noted the continuation of Cornerstone’s expense limitation agreement with the Fund, which requires Cornerstone to reduce its fees and/or absorb expenses of the Fund to ensure that total annual operating expenses for Class A and Class I shares do not exceed 1.45% and 1.20%, respectively, of the Fund’s average net assets, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses.

Investment Performance

At each quarterly meeting, the trustees review a report prepared by Cornerstone with Russell index information comparing each Class’s investment performance to such indexes. Based on this information and quarterly interviews with the Fund’s portfolio manager, the trustees believe that Cornerstone manages the Fund in a manner that is materially consistent with its stated objective and style.

The trustees noted that as of 3-31-12, the Fund’s Class A net total return since inception lagged the benchmark by 20bps. They also noted that net total returns over the one and three year periods had lagged the benchmark by greater amounts. In reviewing this investment performance, the trustees considered Cornerstone’s investment style and the significant ongoing information provided by the portfolio manager concerning how he was managing the Fund and what had been working and what had not been working.

Based upon the foregoing information, the trustees concluded that Cornerstone’s investment performance had been satisfactory and had confidence in the portfolio manager’s approach and his team.

Ancillary Benefits to Cornerstone

The trustees considered that Cornerstone benefits from certain soft-dollar arrangements. The trustees noted that Cornerstone’s profitability would be lower if it had to pay for these benefits out of its own assets. The trustees reviewed information regarding Cornerstone’s trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Fund is generally bearing a proportionate share of soft dollar commissions. The trustees noted that Cornerstone has represented to them that all of its soft dollar arrangements have been and will continue to be consistent with applicable legal requirements, including seeking best execution.

The trustees also recognized that Cornerstone may derive reputational and other benefits from its association with the Fund.

Keystone Mutual Funds Annual Report

Nature, Extent and Quality of Services Provided by Cornerstone

In addition to its provision of investment management services, Cornerstone also provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by other services providers to the Fund) and officers and personnel as are necessary for its operations. Cornerstone pays all of the compensation of trustees, officers, and employees of the Fund.

The trustees considered such services as well as the quality of Cornerstone’s resources that are used by the Fund. The trustees examined the experience and professional qualifications of Cornerstone’s personnel and the size and functions of its staff. The Board has met with the Fund’s portfolio manager each quarter and various analysts and Cornerstone’s trader at meetings throughout the year. The Independent Trustees have also met with the Fund’s Chief Compliance Officer on a quarterly basis without any other Cornerstone representatives present. The trustees were also provided information regarding Cornerstone’s increased dedication of resources to compliance and firm infrastructure.

The trustees considered the quality and scope of services provided by Cornerstone under the Investment Advisory Agreement and concluded that Cornerstone has provided satisfactory executive and administrative management and other services during and prior to the last year.

Conflicts of Interest

The trustees noted that Cornerstone has represented that it has no arrangements to share its Fund-related revenues with any third parties or service providers, although it may from time to time make payments related to distribution out of its own resources consistent with its public disclosures. The trustees noted that Cornerstone has represented that it receives no compensation in any form from any Fund service provider.

After considering all of these factors, the trustees decided that the overall arrangements between the Fund and Cornerstone as provided in the Investment Advisory Agreement are fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment. After full consideration of these and other factors, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the renewal of the Investment Advisory Agreement.

Keystone Mutual Funds Annual Report

Trustees and Officers

Name, Address and Date of Birth	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
John H. Grunewald 3600 Minnesota Drive Suite 70 Edina, MN 55435 Born 1936	Lead Independent Trustee	Indefinite, until successor elected Since Inception	Retired	1	None
Daniel R. Luthringshauser 3600 Minnesota Drive Suite 70 Edina, MN 55435 Born 1935	Trustee	Indefinite, until successor elected Since Inception	Principal and Senior Executive, DRL International, 1998 – Present	1	None
Clifford L. Olson 3600 Minnesota Drive Suite 70 Edina, MN 55435 Born 1946	Trustee	Indefinite, until successor elected Since May 2007	President, Casson Group, Inc., 1993 – Present	1	None
INTERESTED TRUSTEES:
Andrew S. Wyatt* 3600 Minnesota Drive Suite 70 Edina, MN 55435 Born 1961	Trustee, President	Indefinite, until successor elected Since Inception	Chief Executive Officer, Cornerstone Capital Management, Inc. 1993 – Present	1	None
OFFICERS:
Thomas G. Kamp 3600 Minnesota Drive Suite 70 Edina, MN 55435 Born 1961	Vice President, Investments	Indefinite, until successor elected Since Inception	President and Chief Investment Officer, Cornerstone Capital Management, Inc., 2006 – Present	N/A	N/A
Loren R. Kix 3600 Minnesota Drive Suite 70 Edina, MN 55435 Born 1965	Chief Compliance Officer, Treasurer, Secretary	Indefinite, until successor elected Since September 2010	Senior Vice President, Director of Finance & Operations, Chief Compliance Officer, Cornerstone Capital Management, Inc., 2010 – Present

Delta Connection Portfolio Manager, Delta Airlines, Inc., 2009 – 2010

			Commodity Manager-Services, Northwest Airlines, Inc., 2005 – 2009	N/A	N/A
*	Mr. Wyatt is an “interested person” of the Fund, defined under the 1940 Act, by virtue of his position of Chief Executive Officer of the Advisor.

Keystone Mutual Funds Annual Report

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

www.keystonefunds.com

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF TRUSTEES

Andrew Wyatt,
Chairman of the Board
Daniel Luthringshauser
Clifford Olson
John Grunewald

INVESTMENT ADVISOR

Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Faegre Baker Daniels, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and is available without charge (i) upon request by calling (866) 596-3863; and
(ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-596-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Grunewald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$28,660	$27,300
Audit-Related Fees	$ -	$ -
Tax Fees	$ 4,360	$ 4,160
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2012	FYE 6/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2011.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2 under the Investment Company Act of 1940. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keystone Mutual Funds

By (Signature and Title) /s/ Andrew S. Wyatt
                                                             Andrew S. Wyatt, President

Date 9/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Andrew S. Wyatt
                                                          Andrew S. Wyatt, President

Date 9/7/12

By (Signature and Title) /s/ Loren R. Kix
                                                          Loren R. Kix, Treasurer

Date 9/7/12